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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  DATE OF EARLIEST EVENT REPORTED: May 2, 2001


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

                   TEXAS                                 74-1611874
      (State or other jurisdiction of      (I.R.S. Employer Identification No.)
      incorporation or organization)

        15835 Park Ten Place Drive                         77084
              Houston, Texas                            (Zip Code)
 (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800


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


ITEM 7. EXHIBITS

EXHIBIT 99.1    PRESS RELEASE DATED MAY 2, 2001

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS AND SIX MONTHS ENDED MARCH 31, 2001 AND 2000

EXHIBIT 99.3 ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE QUARTER AND SIX MONTHS ENDED MARCH 31, 2001

EXHIBIT 99.4    CONSOLIDATED BALANCE SHEETS AT MARCH 31, 2001 AND
                SEPTEMBER 30, 2000

EXHIBIT 99.5    CONTRACT STATUS SUMMARY AT MAY 2, 2001


ITEM 9.    REGULATION FD DISCLOSURE


ON MAY 2, 2001, THE COMPANY ANNOUNCED ITS EARNINGS FOR THE FISCAL YEAR 2001 SECOND QUARTER ENDED MARCH 31, 2001. A COPY OF THE PRESS RELEASE SUMMARIZING THESE EARNINGS IS FILED WITH THIS FORM 8-K AS EXHIBIT 99.1 AND IS INCORPORATED HEREIN BY REFERENCE.

ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY'S CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS AND SIX MONTHS ENDED MARCH 31, 2001 AND 2000, AN ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE QUARTER AND SIX MONTHS ENDED MARCH 31, 2001, CONSOLIDATED BALANCE SHEETS AT MARCH 31, 2001 AND SEPTEMBER 30, 2000 AND CONTRACT STATUS SUMMARY AT MAY 2, 2001 ARE ATTACHED HERETO AS EXHIBITS 99.2, 99.3, 99.4 AND 99.5, RESPECTIVELY, WHICH ARE BEING FURNISHED IN ACCORDANCE WITH RULE 101(e)1) UNDER REGULATION FD AND SHOULD NOT BE DEEMED TO BE FILED.



         Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2000, filed with the Securities and Exchange Commission.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ATWOOD OCEANICS, INC.
                                                  (Registrant)



                                                  /s/ James M. Holland
                                                  James M. Holland
                                                  Senior Vice President

                                                  DATE:    2 May 2001

                                  EXHIBIT INDEX


EXHIBIT NO.                     DESCRIPTION

99.1           Press Release dated May 2, 2001

99.2 Consolidated Statements of Operations for the Three Months and Six Months ended March 31, 2001 and 2000

99.3 Analysis of Contract Revenues and Drilling Costs for the quarter and six months ended March 31, 2001

99.4           Consolidated Balance Sheets at March 31, 2001 and
               September 30, 2000

99.5           Contract Status Summary at May 2, 2001

                                  EXHIBIT 99.1
     HOUSTON, TEXAS
     2 MAY 2001


     FOR IMMEDIATE RELEASE:

     ATWOOD OCEANICS, INC., HOUSTON-BASED INTERNATIONAL DRILLING CONTRACTOR ANNOUNCED TODAY THAT THE COMPANY AND ITS SUBSIDIARIES REPORTED A NET INCOME OF USD 6,030,000 OR USD .43 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 37,210,000 FOR THE QUARTER ENDED MARCH 31, 2001, COMPARED TO A NET INCOME OF USD 5,981,000 OR USD .43 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 32,361,000 FOR THE QUARTER ENDED MARCH 31, 2000. DURING THE FIRST SIX MONTHS OF 2001, THE COMPANY RECORDED A NET INCOME OF USD 14,070,000 OR USD
     1.00 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 76,650,000 COMPARED TO A NET INCOME OF USD 11,034,000 OR USD .80 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 63,545,000 IN THE FIRST SIX MONTHS OF 2000.

     AS A RESULT OF CHANGES EFFECTIVE OCTOBER 1, 2000 IN THE COMPANY'S DEPRECIATION POLICY RELATING TO CERTAIN RIGS, DEPRECIATION EXPENSE FOR THE QUARTER AND SIX MONTHS ENDED MARCH 31, 2001 WAS REDUCED BY APPROXIMATELY $1.7 MILLION AND $3.4 MILLION, RESPECTIVELY, RESULTING IN AN ENHANCEMENT TO NET INCOME FOR THE QUARTER ENDED MARCH 31, 2001 OF $.08 PER DILUTIVE SHARE AND FOR THE SIX MONTHS ENDED MARCH 31, 2001 OF $.16 PER DILUTED SHARE.

     COMPARED FIGURES ARE AS FOLLOWS:



     FOR THE QUARTER ENDED MARCH 31:                  2001               2000
     CONTRACT REVENUES                      USD 37,210,000     USD 32,361,000
     INCOME BEFORE INCOME TAXES                  9,777,000          9,521,000
     NET INCOME                                  6,030,000          5,981,000
     EARNINGS PER COMMON SHARE -
             BASIC                                     .44                .44
             DILUTED                                   .43                .43
     WEIGHTED AVERAGE SHARES
       OUTSTANDING -
            BASIC                               13,826,000         13,719,000
            DILUTED                             14,069,000         13,902,000


     FOR THE SIX MONTHS ENDED MARCH 31:               2001               2000
     CONTRACT REVENUES                      USD 76,650,000     USD 63,545,000
     INCOME BEFORE INCOME TAXES                 22,332,000         17,789,000
     NET INCOME                                 14,070,000         11,034,000
     EARNINGS PER COMMON SHARE -
           BASIC                                      1.02                .81
           DILUTED                                    1.00                .80
     WEIGHTED AVERAGE SHARES OUTSTANDING -
           BASIC                                13,824,000         13,700,000
           DILUTED                              14,048,000         13,828,000

                                                         CONTACT: JIM HOLLAND
                                                               (281) 749-7804


                                  EXHIBIT 99.2
                   ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                   (In thousands, except per share amounts)

                                                     Three Months Ended           Six Months Ended
                                                         March 31,                    March 31,
                                                    -------------------          ------------------
                                                    2001           2000          2001          2000
                                                    ----           ----          ----          ----
                                                        (Unaudited)                 (Unaudited)

REVENUES:
        Contract drilling                         $35,790        $31,878       $73,540        $62,539
        Contract management                         1,420            483         3,110          1,006
                                                  -------        -------       -------        -------
                                                   37,210         32,361        76,650         63,545
                                                  -------        -------       -------        -------
COSTS AND EXPENSES
        Contract drilling                          16,666         12,392        32,603         26,358
        Contract management                         1,453            354         3,005            743
        Depreciation                                6,627          7,564        13,261         13,708
        General and administrative                  2,371          2,137         4,736          4,137
                                                  -------        -------       -------        -------
                                                   27,117         22,447        53,605         44,946
                                                  -------        -------       -------        -------

OPERATING INCOME                                   10,093          9,914        23,045         18,599
                                                  -------        -------       -------        -------

OTHER INCOME (EXPENSE)
        Interest expense                             (834)          (974)       (1,800)        (1,928)
        Interest income                               518            581         1,087          1,118
                                                  -------        -------       -------        -------
                                                     (316)          (393)         (713)          (810)
                                                  -------        -------       -------        -------

INCOME BEFORE INCOME TAXES                          9,777          9,521        22,332         17,789

PROVISION FOR INCOME TAXES                          3,747          3,540         8,262          6,755
                                                  -------        -------       -------        -------

NET INCOME                                         $6,030         $5,981       $14,070        $11,034
                                                  =======        =======       =======        =======

EARNINGS PER COMMON SHARE
        Basic                                       $0.44          $0.44         $1.02          $0.81
        Diluted                                     $0.43          $0.43         $1.00          $0.80
AVERAGE COMMON SHARES OUTSTANDING
        Basic                                      13,826         13,719        13,824         13,700
        Diluted                                    14,069         13,902        14,048         13,828


                                  EXHIBIT 99.3

                    ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                     ANALYSIS OF CONTRACT DRILLING REVENUES
                               AND DRILLING COSTS


                        FOR THE QUARTER ENDED MARCH 31, 2001
                        ------------------------------------
                        CONTRACT                CONTRACT
                        DRILLING                DRILLING
                        REVENUES                 COSTS
                        --------                --------
                                  (In Millions)

ATWOOD FALCON            $9.8                    $2.2
SEAHAWK                   5.8                     1.9
ATWOOD EAGLE              5.3                     3.3
ATWOOD HUNTER             5.1                     2.7
ATWOOD SOUTHERN CROSS     3.9                     2.6
VICKSBURG                 3.2                     1.6
RICHMOND                  2.7                     1.8
OTHER                     0.0                     0.6
                        -----                   -----
                        $35.8                   $16.7
                        =====                   =====




                        FOR THE SIX MONTHS ENDED MARCH 31, 2001
                        ---------------------------------------
                        CONTRACT                 CONTRACT
                        DRILLING                 DRILLING
                        REVENUES                 COSTS
                        --------                 --------
                                   (In Millions)

ATWOOD FALCON            $20.0                    $4.3
SEAHAWK                   11.7                     3.8
ATWOOD EAGLE              10.3                     5.9
ATWOOD HUNTER             12.7                     6.1
ATWOOD SOUTHERN CROSS      8.0                     5.0
VICKSBURG                  6.0                     3.3
RICHMOND                   4.8                     3.0
OTHER                      0.0                     1.2
                         -----                   -----
                         $73.5                   $32.6
                         =====                   =====

                                  EXHIBIT 99.4

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)

                                              MARCH 31, 2001      SEP. 30, 2000
                                                (Unaudited)
ASSETS

CURRENT ASSETS:
        Cash and cash equivalents                   $34,832            $19,740
        Accounts receivable                          27,481             31,466
        Inventories of materials and supplies
          at lower of average cost or market          9,613              9,544
        Deferred tax assets                             950                950
        Prepaid expenses                              1,930              3,217
                                                    -------            -------

           Total Current Assets                      74,806             64,917
                                                    -------            -------

SECURITIES HELD FOR INVESTMENT:
        Held for maturity, at amortized costs           ---             22,594
        Available-for-sale, at fair value               371                327
                                                    -------            -------
                                                        371             22,921
                                                    -------            -------

PROPERTY AND EQUIPMENT:
        Drilling vessels, equipment and drill pipe  422,915            391,879
        Other                                         8,477              8,197
                                                    -------            -------
                                                    431,392            400,076

        Less-accumulated depreciation               188,987            175,969
                                                    -------            -------
        Net Property and Equipment                  242,405            224,107
                                                    -------            -------
DEFERRED COSTS AND OTHER ASSETS                       1,517              1,306
                                                    -------            -------
                                                   $319,099           $313,251
                                                   ========           ========
LIABILTIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
        Current maturities of notes payable        $     -            $      -
        Accounts payable                              5,298              5,886
        Accured liabilties                           13,480             11,598
                                                   --------           --------
            Total Current Liabilities                18,778             17,484
                                                   --------           --------
LONG-TERM NOTES PAYABLE,
        net of  current maturities:                  40,000             46,000
                                                   --------           --------
                                                     40,000             46,000
                                                   --------           --------
DEFERRED CREDITS:
        Income taxes                                 11,406             10,390
        Other                                        16,520             21,172
                                                   --------           --------
                                                     27,926             31,562
                                                   --------           --------
SHAREHOLDER'S EQUITY
        Preferred stock no par value;
           1,000,000 shares authorized, none
           outstanding
        Common stock, $1 par value, 20,000,000 shares
           authorized with 13,828,000 and 13,823,000
           issued and outstanding at Mar. 31, 2001
           and Sep. 30, 2000, respectively           13,828             13,823
        Paid-in capital                              55,237             55,151
        Accumulated other comprehensive
           income (loss)                               (123)              (152)
        Retained earnings                           163,453            149,383
                                                   --------           --------
           Total Shareholders' Equity               232,395            218,205
                                                   --------           --------
                                                   $319,099           $313,251
                                                   ========           ========


                                  EXHIBIT 99.5

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                             CONTRACT STATUS SUMMARY

                                 AT MAY 2, 2001

NAME OF RIG            LOCATION             CUSTOMER                CONTRACT STATUS
SEMISUBMERSIBLES -
ATWOOD FALCON          PHILIPPINES          SHELL PHILIPPINES       The rig's current contract terminates in
                                            EXPLORATION B.V.        November 2001.

ATWOOD HUNTER          UNITED               DOMINION                The rig is currently drilling one-well for
                       STATES GULF          EXPLORATION &           DOMINION EXPLORATION & PRODUCTION INC.  Upon
                       OF MEXICO            PRODUCTION, INC.        completing the current well (estimated early
                                                                    June 2001), the rig will be moved to a shipyard
                                                                    in the United States to commence an additional
                                                                    upgrade estimated to cost around $45 million,
                                                                    and taking around five months to complete.

ATWOOD EAGLE           MEDITERRANEAN SEA    RASHID PETROLEUM        The rig has contractual commitments in Egypt
                                            COMPANY                 which should keep the rig employed until late
                                                                    fourth quarter fiscal 2001 or  early first
                                                                    quarter fiscal 2002. An approximate $80 million
                                                                    upgrade of the rig is planned immediately
                                                                    upon the rig completing its current contractual
                                                                    commitments, and taking around six months to complete.

SEAHAWK                MALAYSIA             ESSO                    The rig's current contract terminates in
                                            PRODUCTION              November 2003, with an option for the Operator
                                            MALAYSIA INC.           to extend.

ATWOOD SOUTHERN        MEDITERRANEAN SEA    AMOCO EGYPT OIL         The rig has contractual commitments in Egypt
CROSS                                       COMPANY                 (Amoco Egypt Oil Company.), Turkey (El Paso
                                                                    Production Company Turkey B.V.) and Israel
                                                                    (Nordan Oil (1998) Ltd.) which should keep the
                                                                    rig employed into fiscal 2002.

SEASCOUT               UNITED STATES        NONE                    The SEASCOUT was purchased in December 2000 for
                       GULF OF MEXICO                               future conversion to a tender-assist unit,
                                                                    similar to the SEAHAWK, once an acceptable
                                                                    contract opportunity is secured.






CANTILEVER JACK-UP -
VICKSBURG              INDIA                SAMEDAN VIETNAM         The rig is in the process of being relocated to
                                            LIMITED                 Vietnam to drill one-well (with one option well)
                                                                    for Samedan Vietnam Limited.  If the option well
                                                                    is drilled, the work for Samedan could extend
                                                                    into August 2001.  The Company continues to
                                                                    pursue additional commitments for the rig in the
                                                                    Asia/Pacific and West African markets.
SUBMERSIBLE -
RICHMOND               UNITED STATES        TEXACO EXPLORATION      The rig is contractually committed to drill
                       GULF OF MEXICO       AND PRODUCTION,         three-wells with Texaco Exploration and
                                            INC./APPLIED DRILLING   Production Inc./Applied Drilling Technology
                                            TECHNOLOGY INC.         Inc. ("Texaco/ADTI") which should keep the rig
                                                                    employed into May 2001. Upon completion of the
                                                                    Texaco/ADTI work, the rig will commence  a two-well
                                                                    drilling program for Nexen Petroleum Offshore U.S.A.,
                                                                    which could keep the rig employed into first quarter
                                                                    fiscal 2002.

MODULAR PLATFORMS -
RIG-19                 AUSTRALIA            None                    The rig is available for contract since it
                                                                    became idle in September 1999.

RIG-200                AUSTRALIA            None                    The rig is available for contract since it
                                                                    became idle in June 1999.
                           MANAGEMENT/LABOR CONTRACTS
GOODWYN 'A' /NORTH     AUSTRALIA       WOODSIDE ENERGY LTD.         Term contract for management of drilling
RANKIN 'A'                                                          program.
